SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (Section)240.14a-11(c) or
     (Section)240.14a-12

                        THE HIGH YIELD INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

         _______________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     5)  Total Fee Paid:

         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)  Amount Previously Paid:

         _______________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

         _______________________________________________________________________

     3) Filing Party:

         _______________________________________________________________________

     4) Date Filed:

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                              --------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              --------------------

To Our Shareholders:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 6, 2001, at 10:00 a.m., at 100 Mulberry Street, Gateway Center 3, 14th Floor, Newark, New Jersey 07102, for the following purposes:

          1.  To elect four directors.

          2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 12, 2001 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

                                                       Deborah A. Docs
                                                         SECRETARY

Dated: October 26, 2001


--------------------------------------------------------------------------------
  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                  -------------
                                 PROXY STATEMENT
                                  -------------

     This Proxy Statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 6, 2001 at 10:00 a.m., at 100 Mulberry Street, Gateway Center 3, 14th Floor, Newark, New Jersey 07102, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposal. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

     Since Proposal No.1 is to be determined by a majority of the votes cast, each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

     The close of business on October 12, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,375,997 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about October 30, 2001. The most recent annual report for the Fund is being mailed to shareholders together with this Proxy Statement.

     As of October 12, 2001, Cede & Co., 55 Water Street, 25th Floor, New York, NY 10041, held, solely of record on behalf of other persons, 10,038,326 shares of the Fund which represented approximately 88.2% of the shares of the Fund then outstanding. Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date.

     The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Georgeson Shareholder

Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $4,000 and will be borne by the Fund.


     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PIFM through its affiliate, Prudential Investment Management, Inc. (PIM), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PIFM and PI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). As of December 31, 2000, PIFM served as the manager to open-end investment companies, and as manager or administrator to closed-end investment companies with aggregate assets of more than $76 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of 10 Directors--Messrs. Dorsey, Gunia, Mooney, Munn, Odenath, Redeker and Weil and Mses. Gold, Rice and Teeters. Mr. Dorsey has served as a Director since September 30, 1987. Mr. Redeker was elected to serve as a Director on October 19, 1993. Messrs. Gunia, Mooney and Weil and Mses. Gold and Teeters were elected to serve as Directors on October 30, 1996. Messrs. Munn and Odenath were elected to serve as Directors on August 24, 1999. Mr. Strangfeld resigned as a Director on November 13, 2000. Ms. Rice was elected to serve as a Director on November 13, 2000. All of the current members of the Board of Directors except for Ms. Rice have previously been elected by the shareholders.

     At the Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors are elected and their successors are elected and qualified or (ii) the expiration of their terms in accordance with the Fund's retirement policy. The Fund's retirement policy calls for the retirement of Directors on December 31 of the year in which they reach the age of 75, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Dorsey is scheduled to retire on December 31, 2002.

     As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:Class
I: Messrs. Odenath and Weil and Ms. Teeters--whose term expires in 2003; Class II:Messrs. Gunia and Mooney and Ms. Gold--whose term expires in 2001; and Class
III: Messrs. Dorsey, Munn and Redeker and Ms. Rice--whose term expires in 2002.

     Three of the Directors, Messrs. Gunia and Mooney and Ms. Gold, are standing for re-election by shareholders to serve as Class II Directors until the Fund's 2004 Annual Meeting of Shareholders and until their successors have been elected and qualified. Ms. Rice is standing for election by shareholders as a Class III Director until the Fund's 2002 Annual Meeting of Shareholders and until her successor has been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Gunia and Mooney and Mses. Gold and Rice. Messrs. Gunia and Mooney and Mses. Gold and Rice have consented to be named in this Proxy Statement and to serve as Directors if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

     The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund. The address of each Director is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.


      INFORMATION REGARDING DIRECTORS STANDING FOR ELECTION BY SHAREHOLDERS

                                                                                                    SHARES OF
                                                                                                  COMMON STOCK
                                                                                                    OWNED AT
                NAME, AGE, BUSINESS EXPERIENCE DURING THE                        POSITION WITH     OCTOBER 12,
                 PAST FIVE YEARS AND OTHER DIRECTORSHIPS                              FUND            2001
                -----------------------------------------                        -------------    ------------

                                    CLASS II (TERM EXPIRING IN 2001)

*ROBERT F. GUNIA (54), Executive Vice President and Chief Administrative Officer    Vice President        0
   (since June 1999)of  Prudential  Investments;  Executive  Vice  President and    and Director
   Treasurer  (since  December 1996) of Prudential  Investments  Fund Management
   LLC;  President  (since  April  1999)  of  Prudential  Investment  Management
   Services LLC (PIMS);  Corporate Vice President  (since September 1997) of The
   Prudential  Insurance  Company of America;  formerly  Senior  Vice  President
   (March  1987-May  1999) of  Prudential  Securities  Incorporated  (Prudential
   Securities); formerly Chief Administrative Officer(July 1989-September 1996),
   Director  (January   1989-September   1996)  and  Executive  Vice  President,
   Treasurer and Chief Financial Officer (June 1987-December 1996) of Prudential
   Mutual Fund  Management,  Inc. (PMF);  Vice President and Director (since May
   1989) of The Asia Pacific Fund, Inc. and Director or Trustee of substantially all funds within the Prudential Mutual Funds complex.


DELAYNE  DEDRICK  GOLD (63),  Marketing  Consultant  and  Director or Trustee of    Director              0
   several funds within the Prudential Mutual Funds complex.


THOMAS T. MOONEY  (59),  President  of the Greater  Rochester  Metro  Chamber of    Director              0
   Commerce;  formerly  Rochester  City Manager,  formerly  Deputy Monroe County
   Executive;  Trustee of Center for Governmental  Research,  Inc.;  Director of
   Blue Cross of Rochester,  Monroe County Water Authority and Executive Service
   Corps of  Rochester  and  Director  or Trustee of  several  funds  within the
   Prudential Mutual Funds complex.


                                    CLASS III (TERM EXPIRING IN 2002)

*JUDY A.  RICE  (53),  Executive  Vice  President  (since  1999)  of  Prudential    Vice President        0
   Investments;  Executive Vice President (since 1999) of PIFM; formerly various    and Director
   positions to Senior Vice President (1992-1999) of Prudential Securities;  and
   various  positions  to  Managing  Director  (1975-1992)  of  Shearson  Lehman
   Advisors;  Governor  of the  Money  Management  Institute  and  member of the
   Prudential  Securities  Operating  Council and the National  Association  for
   Variable Annuities.

                      INFORMATION REGARDING OTHER DIRECTORS






                                                                                                   SHARES OF
                                                                                                  COMMON STOCK
                                                                                                    OWNED AT
                NAME, AGE, BUSINESS EXPERIENCE DURING THE                        POSITION WITH     OCTOBER 12,
                 PAST FIVE YEARS AND OTHER DIRECTORSHIPS                              FUND            2001
                -----------------------------------------                        -------------    ------------

                                    CLASS III (TERM EXPIRING IN 2002)

EUGENE C. DORSEY (74), Retired President, Chief Executive Officer and Trustee of    Director              0
   the Gannett  Foundation  (now  Freedom  Forum);  formerly  Publisher  of four
   Gannett  newspapers and Vice President of Gannett Co., Inc.; past Chairman of
   Independent   Sector,   Washington,   D.C.  (largest  national  coalition  of
   philanthropic  organizations);  formerly Chairman of the American Council for the Arts;  formerly Director of the Advisory Board of Chase Manhattan Bank of
   Rochester  and  Director or Trustee of several  funds  within the  Prudential
   Mutual Funds complex.

STEPHEN P. MUNN (59), Chairman,  Director,  Chief Executive Officer and formerly    Director              0
   President of Carlisle  Companies  Incorporated  (manufacturer  of  industrial products)  and  Director or Trustee of several  funds  within the  Prudential
   Mutual Funds complex.

RICHARD A. REDEKER (58),  Formerly employee of Prudential  Investments  (October    Director              0
   1996-December 1998); prior thereto,  President, Chief Executive,  Officer and
   Director (October  1993-September 1996) of Prudential Mutual Fund Management,
   Inc.;  Executive  Vice  President,  Director  and  Member  of  the  Operating
   Committee (October  1993-September 1996) of Prudential  Securities;  Director
   (October 1993-September 1996) of Prudential Securities Group, Inc.; Executive
   Vice   President   of  The   Prudential   Investment   Corporation   (January
   1994-September  1996);  Director (January  1994-September 1996) of Prudential
   Mutual Fund Distributors,  Inc. and Prudential Mutual Fund Services, Inc. and
   Director  or Trustee of several  funds  within the  Prudential  Mutual  Funds complex.

                                                                                                    SHARES OF
                                                                                                  COMMON STOCK
                                                                                                    OWNED AT
                NAME, AGE, BUSINESS EXPERIENCE DURING THE                        POSITION WITH     OCTOBER 12,
                 PAST FIVE YEARS AND OTHER DIRECTORSHIPS                              FUND            2001
                -----------------------------------------                        -------------    ------------

                                    CLASS I (TERM EXPIRING IN 2003)

*DAVID  R.  ODENATH,  JR.  (44),  President  (since  June  1999)  of  Prudential    President and         0
   Investments;  Officer in Charge, President, Chief Executive Officer and Chief    Director
   Operating  Officer (since June 1999) of PIFM;  Senior Vice  President  (since
   June 1999) of Prudential;  formerly  Senior Vice President  (August  1993-May
   1999) of PaineWebber Group, Inc. and Director or Trustee of substantially all funds within the Prudential Mutual Funds complex.

NANCY H. TEETERS (71), Economist; formerly Vice President and Chief Economist of    Director              0
   International  Business  Machines  Corporation;  formerly  Director of Inland
   Steel Industries (July  1984-1999);  formerly Governor of the Federal Reserve
   (September  1978-June  1984) and Director or Trustee of several  funds within the Prudential Mutual Funds complex.

LOUIS A. WEIL III (60),  Formerly Chairman (January  1999-July 2000),  President    Director              0
   and Chief  Executive  Officer  (January  1996-July  2000) and Director (since
   September 1991) of Central  Newspapers,  Inc.; formerly Chairman of the Board
   (January  1996-July  2000),  Publisher and Chief  Executive  Officer  (August
   1991-December  1995) of Phoenix  Newspapers,  Inc. and Director or Trustee of
   several funds within the Prudential Mutual Funds complex.

-----------------
* Is or will be an "interested" Director, as defined in the Investment Company Act of 1940, as amended (Investment Company Act), by reason of his/her affiliation with PIFM, Prudential Securities or Prudential.

      The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund at October 12, 2001.

     Each Director who is not an "interested person" as defined in the Investment Company Act of PIFM or PI currently receives $1,400 as an annual
Director's fee, plus expenses. For the fiscal year ended August 31, 2001, Directors' fees and expenses amounted to approximately $9,000 and $4,000, respectively. Directors may elect to receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of such Director's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a commission exemptive order, at the daily rate of return of any Prudential Mutual Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table shows (i) the compensation paid by the Fund to each Board Member and nominee for the most recent fiscal year and (ii) the compensation paid by the Prudential Fund Complex to each Board Member and nominee for the calendar year ended December 31, 2000. "Interested" Board Members do not receive any compensation from the Fund.


                               COMPENSATION TABLE

                                                                 PENSION OR
                                                                 RETIREMENT                          TOTAL 2000 COMPENSATION
                                                   AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL     FROM FUND AND FUND
                                                 COMPENSATION    AS PART OF FUND     BENEFITS UPON        COMPLEX PAID TO
NAME AND POSITION                                  FROM FUND       EXPENSES(1)       RETIREMENT(1)          DIRECTORS(1)
-----------------                                ------------   ----------------   ----------------  -----------------------
Eugene C. Dorsey, Director*                          $1,400           None               N/A             $114,000(19/47)+
Delayne Dedrick Gold, Director                       $1,600           None               N/A             $173,000(38/58)+
Robert F. Gunia, Director and Vice President++       $   --            --                --              $      --
Thomas T. Mooney, Director*                          $1,400           None               N/A             $173,000(32/65)+
Stephen P. Munn, Director                            $1,400           None               N/A             $114,000(24/41)+
David R. Odenath, Jr., Director and President++      $   --            --                --              $      --
Richard A. Redeker, Director                         $1,400           None               N/A             $110,000(24/41)+
Judy A. Rice, Director and Vice President++          $   --            --                --              $      --
John R. Strangfeld, Jr., Director and President(2)   $   --            --                --              $      --
Nancy H. Teeters, Director                           $1,400           None               N/A             $118,000(25/40)+
Louis A. Weil, III, Director                         $1,500           None               N/A             $114,000(24/41)+

---------------
 * Total aggregate compensation from all of the funds in the Prudential Fund Complex for the calendar year ended December 31, 2000 includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $140,010 and $179,810 for Eugene C. Dorsey and Thomas T. Mooney, respectively.
 + Indicates number of funds/portfolios in the Prudential Fund Complex (including the Fund) to which aggregate compensation relates.
++ Robert F. Gunia, David R. Odenath, Jr. and Judy A. Rice, who are each current interested Directors, do not receive compensation from the Fund or any other fund in the Prudential Fund Complex.
(1) No fund within the Prudential Fund Complex has a bonus, pension, profit sharing or retirement plan.
(2) John R. Strangfeld, Jr. resigned as President and Director of the Fund, effective November 13, 2000.

     There were three meetings of the Fund's Board of Directors during the fiscal year ended August 31, 2001, all of which were regularly scheduled meetings. The Board of Directors has an Audit Committee. Among other things, the Fund's Audit Committee has the following responsibilities:


     o Recommending to the Board of Directors of the Fund the selection, retention or termination, as appropriate, of the independent public accountants for the Fund, and the inclusion of the audited financial statements of the Fund in the annual report to shareholders of the Fund.

     o Reviewing and discussing with the independent  public  accountants  their
       compensation,   the  proposed  terms  of  their  engagement,   and  their
       independence.

     o Reviewing and discussing annual financial statements, unaudited semiannual financial statements and other financial information, including any adjustments to those statements recommended by the independent public accountants, and any significant issues that arose in connection with the preparation of those financial statements, with management and independent public accountants.

     o Reviewing and discussing with the independent public accountants changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements, scope of audits and audit reports, and disagreements with management.

     o Generally acting as a liaison between the independent public accountants and the Board of Directors.


     The Audit Committee consists of Messrs. Dorsey, Mooney, Munn, Redeker and Weil and Mses. Gold and Teeters, the Directors of the Fund who are not "interested persons," as defined in the Investment Company Act of the Fund, and who are "independent" as defined in the listing standards of the New York Stock Exchange. The Audit Committee met four times during the fiscal year ended August 31, 2001. The Board of Directors also has a Nominating Committee which makes recommendations to the Board with respect to the nomination of Directors of the Fund. The Nominating Committee also consists of Messrs. Dorsey, Mooney, Munn, Redeker and Weil and Mses. Gold and Teeters. The Nominating Committee met once during the fiscal year ended August 31, 2001. For the fiscal year ended August 31, 2001, each of the Directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of which he or she was a member. The Nominating Committee generally will not consider nominees recommended by stockholders of the Fund.

     In accordance with Independence Standards Board No. 1, PricewaterhouseCoopers LLP (PwC), the Fund's independent accountants for the fiscal year ended August 31, 2001, has confirmed to the Audit Committee that they are independent with respect to the Fund. PwC has confirmed the following information:


     o AUDIT FEES: The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended August 31, 2001 were $30,000.

     o FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC billed no fees for professional services rendered to the Fund for information technology services relating to financial information systems design and implementation for the Fund's most recent fiscal year. Similarly, PwC billed no fees for professional services rendered to the Fund's investment adviser and any entities controlling, controlled by or under common control with the Fund's investment adviser that provide services to the Fund for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2000.

     o ALL OTHER FEES: The aggregate fees billed by PwC for services rendered to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Fund's investment adviser that provides services to the Fund, amounted to approximately $400,000 for the calendar year ended December 31, 2000.


     Representatives of PricewaterhouseCoopers are not expected to be present at the meeting, will not have an opportunity to make a statement and are not expected to be available to respond to questions.


     The Audit Committee charter, dated May 23, 2000, is attached to this proxy statement as Appendix A, and the report of the Audit Committee, dated October 24, 2001, is attached to this proxy statement as Appendix B.

     The executive officers of the Fund, other than as shown above, are: Deborah
A. Docs, Secretary, having held such office since February 1999 and the office of Assistant Secretary from February 1997 through February 1999 and Grace C. Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 1997. Ms. Docs is 43 years old and is a Vice President and Corporate Counsel (since 2001) of Prudential, Vice President and Assistant Secretary (since December 1996) of PIFM and former Vice President and Associate General Counsel (June 1991-May 1999) of Prudential Securities. Ms. Torres is 42 years old and is Senior Vice President (since January 2000) of PIFM and former First Vice President (December 1996-January 2000) of PIFM and First Vice President (March 1993-1999) of Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.

     COMPLIANCE  WITH  SECTION  16(a) OF THE  SECURITIES  EXCHANGE  ACT OF 1934.
Section 16(a) of the  Securities  Exchange Act of 1934, as amended (the Exchange
Act), requires the officers and directors of the Fund and persons who own more than ten percent of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such Forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

REQUIRED VOTE

     Directors must be elected by a vote of a majority of the votes cast at the meeting in person or by proxy and entitled to vote thereupon.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES INDICATED IN PROPOSAL NO. 1.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund provided the Fund did not have notice of such matter on or before September 16, 2001.

                              SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 2002 hereinafter called must be received by the Fund on or before July 2, 2002 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. A shareholder who wishes to make a proposal at the 2002 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must notify the Fund, at the Fund's principal executive office, of such proposal by September 16, 2002. If a shareholder fails to timely give such notice, then the persons named as proxies in the proxies solicited by the Board for the 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

                                                      Deborah A. Docs
                                                      SECRETARY


Dated: October 26, 2001

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                        THE HIGH YIELD INCOME FUND, INC.
                             AUDIT COMMITTEE CHARTER

May 23, 2000

I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Fund that may interfere with the exercise of his or her independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New YorkStock Exchange, Inc.

II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors:

     1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     3.  in evaluating the independence of the outside auditors; and

     4. in evaluating selecting and, where deemed appropriate, replacing the independent auditors.

     The function of the Audit Committee is oversight. Fund management, including, as applicable, the Fund's administrator, investment adviser and custodian, for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit and reviews. The independent auditors for the Fund are ultimately accountable to the Board of Directors and Audit Committee of the Fund. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to evaluate, select and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any independent auditor rendering reports to the Audit Committee or the Board of Directors, with outside legal counsel, and with any other consultants or experts engaged by the Audit Committee.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

     2. The Audit Committee shall review and discuss with the independent auditors:

         a.   the scope of audits and audit reports;

         b. the personnel, staffing, qualifications and experience of the independent auditor;

         c.   the compensation of the independent auditor; and

         d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1, as modified or supplemented. The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Audit Committee also shall be responsible for recommending that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

     3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified or supplemented, including the following:

         a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

         b. the level of responsibility assumed by the independent auditors in the preparation of the audit;

         c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

         d. the process used by management for the Fund in formulating particularly sensitive accounting estimates and the basis for the independent auditors' conclusions regarding the reasonableness of those estimates;

         e. the independent auditors' responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

         f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the independent auditors' report;

         g. any consultations with other accountants and significant matters that were the subject of such consultations;

         h. any major issues discussed with management in connection with the initial or recurring retention of the independent auditors, including the application of accounting principles and auditing standards; and

         i. any serious difficulties relating to the performance of the audit that the independent auditors encountered with management.

     4. The Audit Committee shall provide a recommendation to the Board of Directors regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

     5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

     6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Directors; and

     7. The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

                                                                      APPENDIX B


                        THE HIGH YIELD INCOME FUND, INC.
                                   (THE"FUND")

                             AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's accounting and financial reporting process and the selection of the Fund's independent accountants. The Committee operates pursuant to a charter adopted by the Board on May 23, 2000, a copy of which is attached to this proxy statement as Appendix A. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Committee has considered and discussed with management and the independent accountants the Fund's audited financial statements for its fiscal year ended August 31, 2001. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, delineating relationships between the independent accountants and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent."

     The Audit Committee met on October 24, 2001 to consider and discuss the financial statements as of and for the fiscal year ended August 31, 2001 with management and the independent accountants.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for its fiscal year ended August 31, 2001.

                        SUBMITTED BY THE AUDIT COMMITTEE
                        OF THE FUND'S BOARD OF DIRECTORS

Eugene C. Dorsey
Delayne Dedrick Gold
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III


Dated: October 24, 2001

PROXY                    THE HIGH YIELD INCOME FUND, INC.                 PROXY

                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert F. Gunia, Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 12, 2001 at the Annual Meeting of Shareholders to be held on December 6, 2001, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

--------------------------------------------------------------------------------
 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK
    YOUR VOTES AS IN
    THIS EXAMPLE.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


1. Election of Directors
   Class II:  (01) Robert F. Gunia, (02) Delayne Dedrick Gold,
              (03) Thomas T. Mooney
   Class III: (04) Judy A. Rice

   If you do not wish your shares voted "For" particular nominee(s), mark the "For all nominees except as noted above" box and indicate on the line the nominee(s) for which you wish authority to vote be withheld.


     FOR                               FOR             WITHHELD             IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
     ALL                               [ ]               [ ]                VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   NOMINEES                                                                 BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
    EXCEPT
     [  ]_________________________________________________________________  Mark box at right if an address change has been   [  ]
            For all nominees except as noted above                          noted on the reverse side of this card.

                                                                            The signature(s)  hereon should correspond exactly with
                                                                            the  name(s)  of the  Stockholder(s)  appearing  on the
                                                                            record  books.  If stock is  jointly  held,  all  joint
                                                                            owners should sign. When signing as attorney, executor,
                                                                            administrator,  trustee or  guardian,  please give full
                                                                            title as such. If signer is a corporation,  please sign
                                                                            the full  corporate  name,  and give  title of  signing
                                                                            officer.  If signer is a  partnership,  please  sign in
                                                                            partnership name by authorized person.

Signature:____________________________Date:___________________Signature:_________________________________Date:_____________________

-----------------------------------------------------------------------------------------------------------------------------------
